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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549


                                      FORM 8-K

                                   CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)       NOVEMBER 17, 1998
                                                 ----------------------------

                                     QAD, Inc.
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               (Exact name of registrant as specified in its charter)

        Delaware                    000-22823                  77-0105228
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(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)            Identification No.)


                   6450 Via Real, Carpinteria, California  93013
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                      (Address of principal executive offices)


Registrant's telephone number, including area code       (805) 684-6614
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       (Former name of former address, if changed since last report.)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Filed as an exhibit hereto is the registrant's press release, dated November 18, 1998, announcing that the registrant has acquired the United Kingdom and the Netherlands software distribution operations and assets of TRW Integrated Supply Chain Solutions. The registrant has accounted for the acquisition as a purchase. The acquisition was financed one-third from available cash and two-thirds in the form of promissory notes, payable to BDM Largotim U.S. Inc., BDM Largotim Limited and Largotim Nederland B.V.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

          (a) Financial Statements of Business Acquired.

              Not applicable.

          (b) Pro forma Financial Information.

              Not applicable.

          (c) Exhibits.

              2.1   Asset Purchase Agreement dated November 17, 1998.

              99.1  Press release dated November 18, 1998.

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                                     Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       QAD INC.
                                       (Registrant)



Date: December 4, 1998             By  /s/ A.J. MOYER
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                                       A.J. Moyer
                                       Chief Financial Officer
                                       (on behalf of the registrant and as
                                       Principal Financial Officer)